Exhibit 10.6
                                                                    ------------


           Amendment No. 1 to MR3 Systems Metals Extraction Agreement
                    Dated October 23, 2002 (the "Agreement")
                                     between
                            MR3 Systems, Inc. ("MR3")
                                       and
         Consolidated Empire Gold, Inc., Transcontinental Minerals, Inc.
    Consolidated Empire Mines, Ltd., and Empire Gold LLC (collectively "CEG")


Effective this 1st day of May, 2003, MR3 and CEG hereby agree to amend certain Sections of the Agreement, as follows:

         1. The date set forth in Section 3.1(b) is changed from December 31, 2002, to December 31, 2003; and

         2. The date set forth in Section 3.1(d) is changed from March 31, 2003, to March 31, 2004; and

         3. The date set forth in Section 3.1(e) is changed from December 31, 2003, to June 30, 2004; and

         4. Pursuant to Section 10, the parties agree that MR3 may assign the Agreement to its majority-owned subsidiary TechMining, LLC, a Colorado LLC; provided, however that MR3 shall continue to be legally bound by and to all the terms and conditions of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be executed on the date first written above by their duly authorized representatives.

MR3 Systems, Inc.


By: /s/ RANDALL S. REIS
    ---------------------------------
    Randall S. Reis, Chairman and CEO


Consolidated Empire Gold, Inc.
Operator - Grace Mining Project


By: /s/ RAYMOND P. HEON
    ---------------------------------
    Raymond P. Heon, President


Transcontinental Minerals, Inc.


By: /s/ RAYMOND P. HEON
    ---------------------------------
    Raymond P. Heon, President


Consolidated Empire Mines, Ltd.


By: /s/ RAYMOND P. HEON
    ---------------------------------
    Raymond P. Heon, President, Marquette Minerals, Inc., General Partner


Empire Gold LLC

By: Consolidated Empire Gold, Inc., its Operator


    /s/ RAYMOND P. HEON
    ---------------------------------
    Raymond P. Heon, President